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                                                                     EXHIBIT 1.1

                                    ARTICLES

  DOCUMENTS PREVIOUSLY FILED AS AN EXHIBIT TO BREAKWATER RESOURCES LTD. ANNUAL
    REPORT ON FORM 20-F FOR THE YEAR ENDED DECEMBER 31, 2001, AS EXHIBIT 1-1